SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 29, 2014

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES VER-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

One Bryant Park, 4th FL New York, New York (Address of principal executive offices)		10036 (Zip Code)

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Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On August 29, 2014 The Bank of New York Mellon, as Trustee for the PreferredPLUS Trust Series VER-1 Trust (the “Trust”), issued a press release regarding the receipt of a notice of intended exercise on September 29, 2014 (the “Exercise Date”), of the outstanding Class A Warrants representing the right to acquire 1,000,000 of the Class A Trust Certificates at an exercise price equal to $25 for each security being exercised plus accrued and unpaid interest up to, but excluding the Exercise Date. A copy of the press releases is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 29, 2014

MERRILL LYNCH DEPOSITOR, INC.

By: /s/ Dylan Lohonen

Name: Dylan Lohonen

Title: President

EXHIBIT INDEX

Exhibit 99.1 Press Release, dated August 29, 2014